Exhibit 10.2

EXECUTION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of June 30, 2013, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Sanchez”), SEP HOLDINGS III, LLC, a Delaware limited liability company (“SEP”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), and SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”; together with Sanchez, SEP and SN Marquis, collectively, the “Borrowers” and each, a “Borrower”), the Lenders party hereto, ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and ROYAL BANK OF CANADA, as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuing Bank”).

RECITALS

A.                                    The Borrowers, the Lenders, the Issuing Bank and the Administrative Agent previously entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2013 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.                                    The Borrowers have repaid the Second Lien Loan (as defined in the Credit Agreement) in full.

C.                                    The Borrowers have requested that the Administrative Agent, Issuing Bank and the Required Lenders amend the Credit Agreement and the Administrative Agent, Issuing Bank and the Lenders party hereto are willing to amend the Credit Agreement on the terms and conditions contained in this First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrowers, the Required Lenders, the Issuing Bank and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Specific Amendments to Credit Agreement.      The Credit Agreement is hereby amended as follows:

(i)                                     The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

First Amendment to Sanchez

Amended and Restated Credit Agreement

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated the First Amendment Effective Date among the Borrowers, the Required Lenders, the Issuing Bank and the Administrative Agent.

“First Amendment Effective Date” means June 30, 2013.

“Norstra” means Norstra Energy Inc., a Nevada corporation.

“Norstra Equity Interests” means (i) Equity Interests in Norstra received as consideration in the Norstra Transaction and (ii) any Equity Interests received in respect of such Equity Interests from Norstra or any successor thereto.

“Norstra Transaction” means the sale by SEP of Hydrocarbon Interests located in central Montana comprised of leases on approximately 105,000 gross (82,000 net) acres to Norstra in exchange for shares of Norstra common stock, which shares have not been registered under the Securities Act.

“Repayment Notice” means a notice of repayment of a Borrowing pursuant to Section 2.6 or Section 2.7, substantially in the form of Exhibit I or any other form approved by the Administrative Agent.

“Securities Act” means the Securities Act of 1933, as amended.

(ii)                                  The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement” means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

(iii)                               Section 3.04(b) of the Credit Agreement is hereby amended by deleting the parenthetical in the first sentence thereof and substituting therefor the following:

“(confirmed by telecopy of a signed Repayment Notice)”

(iv)                              Section 9.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection 9.05(l), adding the word “and” after the semi colon at the end of subsection 9.05(m) and inserting a new subsection 9.05(n) to read as follows:

“(n)  The Investment consisting of the Norstra Equity Interests; provided, that the Borrowers shall use commercially reasonable efforts, subject to applicable law, including any applicable minimum holding period and any applicable volume limitations on dispositions, to dispose of the Norstra Equity Interest as soon as reasonably practicable after the acquisition thereof;”

(v)                                 Section 9.11 of the Credit Agreement is amended by adding a new clause (ii) to the introductory clause of Section 9.11 and designating what had been clause (ii) as clause (iii):

“, (ii) the sale of Oil and Gas Properties contemplated by the Norstra Transaction and the sale of the Norstra Equity Interests in accordance with Section 9.05(n),”

3.                                      Amendment to Exhibits.  A new Exhibit I (Form of Repayment Notice) in the form of Exhibit I to this First Amendment is hereby added to the Credit Agreement.

4.                                      Borrowers’ Ratification.  Each of the Borrowers hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect. Nothing in this First Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, the Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is any Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Guarantors’ Ratification.  Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Section 5” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this First Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

6.                                      Conditions to Effectiveness of First Amendment.  This First Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)                                     The Administrative Agent shall have executed, and shall have received from each of the Borrowers, the Issuing Bank and the Required Lenders duly executed signature pages to, this First Amendment, and shall have received a duly executed acknowledgement of Section 5 of this First Amendment from each Guarantor;

(ii)                                  the Administrative Agent shall have executed, and shall have received from Sanchez Oil & Gas Corporation a duly executed counterparty of the Acknowledgement and Agreement Regarding Undertaking to Pay Directly in the form attached as Exhibit X to this First Amendment (the “Acknowledgement and Agreement”);

(iii)                               the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request; and

(iv)                              the Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7.                                      No Implied Amendment, Waiver or Consent. This First Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

8.                                      Miscellaneous.  This First Amendment is a Loan Document.  Except as affected by this First Amendment and the Acknowledgement and Agreement, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this First Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement.  All references to the Credit Agreement will refer to the Credit Agreement as amended by this First Amendment and any other amendments properly executed among the parties.  Borrowers agree that all Loan Documents to which they are a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence their respective legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this First Amendment or are amended in connection with this First Amendment).  AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT, ISSUING BANK AND LENDERS PARTY HERETO TO ENTER INTO THIS FIRST AMENDMENT, BORROWERS RELEASE THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE.  NO COURSE OF DEALING BETWEEN BORROWERS OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANK AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED EITHER BORROWERS’, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANK’S OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT AS WRITTEN.  This First Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

9.                                      Form.  Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

10.                               Headings. The headings and captions used in this First Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this First Amendment, the Credit Agreement, or the other Loan Documents.

11.                               Interpretation. Wherever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

12.                               Multiple Counterparts.  This First Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.  This First Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the Loan Parties and Required Lenders.  This First Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Bank.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

13.                               Execution by Issuing Bank.  The Issuing Bank has executed this First Amendment merely for purposes of consistency since the Issuing Bank signed the Credit Agreement.  However, since neither the rights nor duties of the Issuing Bank are affected by this First Amendment, the execution of this First Amendment by the Issuing Bank was not necessary for this First Amendment to be effective.  For the avoidance of doubt, the parties agree and understand that, unless the rights or duties of the Issuing Bank are affected by any future amendment, it will not be necessary for the Issuing Bank to execute any such future amendment.

14.                               Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SEP HOLDINGS III, LLC,
a Delaware limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SN MARQUIS LLC,
a Delaware limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SN COTULLA ASSETS, LLC,
a Texas limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

Signature Page 1 to First Amendment

ACKNOWLEDGED for the purposes stated in Section 5:

GUARANTOR:

SN OPERATING, LLC,
a Texas limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

Signature Page 2 to First Amendment

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as
Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Jay Sartain
Name:	Jay Sartain
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Michael Spaight, /s/ Kevin Buddhdew
Name:	Michael Spaight, Kevin Buddhdew
Title:	Authorized Signatory, Authorized Signatory

COMPASS BANK

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page 3 to First Amendment

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

IBERIABANK

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

UNION BANK, N.A.

By:	/s/ Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

SOCIÉTÉ GENÉRALÉ

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Managing Director

Signature Page 4 to First Amendment

EXHIBIT I

FORM OF REPAYMENT NOTICE

[                            ], 201[    ]

Reference is made to that certain Amended and Restated Credit Agreement dated as of May 31, 2013 by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation, SEP HOLDINGS III, LLC, a Delaware limited liability company, SN MARQUIS LLC, a Delaware limited liability company, and SN COTULLA ASSETS, LLC, a Texas limited liability company (collectively, the “Borrowers”), Royal Bank of Canada, as Administrative Agent and the lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement) (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”).

The Borrowers are repaying Borrowings as follows:

1.                                      Borrowings outstanding prior to the repayment referred to herein: $

2.                                      Amount of repayment: $

3.                                      Date of repayment:                               , 201_.

4.                                      Type of Borrowing and amount to which repayment applies:

(a)                                 ABR Borrowing for $

(b)                                 Eurodollar Borrowing(s) with Interest Period(s) ending on                         (1)

(i)                                     one month                                                                                                                                     $

(ii)                                  three months                                                                                                                         $

(iii)                               six months                                                                                                                                     $                    ]

(1)  If more than one Interest Period ends on a particular date, or if necessary to allocate repayment among Interest Periods, Borrower shall specify how such repayment is to be allocated.

[Exhibit I to First Amendment Page 1]

The repayment referred to herein is being made pursuant to and complies with [Section 3.04(a) — Optional Prepayments] OR [Section 3.04(c) — Mandatory Prepayments] of the Credit Agreement.

[Signature Page follows]

[Exhibit I to First Amendment Page 2]

IN WITNESS WHEREOF this instrument is executed as of                             , 201  .

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SEP HOLDINGS III, LLC,
a Delaware limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SN MARQUIS LLC,
a Delaware limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

SN COTULLA ASSETS, LLC,
a Texas limited liability company

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Senior Vice President — Chief Financial Officer

[Exhibit I to First Amendment Page 3]

EXHIBIT X

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